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          Supplement to the North American Senior Floating Rate Fund
                           April 13, 1999 Prospectus

Effective December 1, 1999, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all but 1.20% of the Other Expenses. During the month of December, the remaining 0.20% permitted under the expense cap may be phased in at the discretion of CAM, which would bring the total expenses charged at month-end to 1.40%. After 12/31/99, unless reimbursement of some expenses is extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.

91406                                                          November 30, 1999

                        PROSPECTUS DATED APRIL 13, 1999